Exhibit O

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 2nd day of December, 2004.

/s/ Ronald J. Abdow
Ronald J. Abdow

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set her hand on this 2nd day of December, 2004.

/s/ Susan A. Alfano
Susan A. Alfano

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set her hand on this 2nd day of December, 2004.

/s/ Corine T. Norgaard
Corine T. Norgaard

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 2nd day of December, 2004.

/s/ Steven A. Kandarian
Steven A. Kandarian

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 2nd day of December, 2004.

/s/ Nabil N. El-Hage
Nabil N. El-Hage

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set her hand on this 2nd day of December, 2004.

/s/ Maria D. Furman
Maria D. Furman

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Kevin M. McClintock, Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set her hand on this 2nd day of December, 2004.

/s/ C. Ann Merrifield
C. Ann Merrifield

POWER OF ATTORNEY

The Undersigned Trustee of MassMutual Premier Funds (the “Trust”), does hereby constitute and appoint Thomas M. Kinzler, Andrew M. Goldberg and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 2nd day of December, 2004.

/s/ Kevin M. McClintock
Kevin M. McClintock